Equity-Method Investments	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Equity-Method Investments

9. Equity-Method Investments

In 2007, Anadarko contributed certain of its oil and gas properties and gathering and processing assets, with an aggregate fair value of $2.9 billion at the time of the contribution, to newly formed unconsolidated entities in exchange for noncontrolling mandatorily redeemable LIBOR-based preferred interests in those entities. The common equity of the investee entities is 95% owned by third parties that also maintain control over the assets. Subsequent to their formation, the investee entities loaned Anadarko an aggregate of $2.9 billion, each with a 35-year term. The Company accounts for its investment in these entities using the equity method of accounting. The carrying amount of these investments was $2.8 billion and the carrying amount of notes payable to affiliates was $2.9 billion at December 31, 2018. Anadarko’s noncontrolling interest may be redeemed beginning in 2022 by Anadarko or the owner of the controlling interest. Anadarko’s interest is mandatorily redeemable in 2037. Anadarko has legal right of setoff and intends to net settle its obligations under each of the notes payable to the investees with the distributable value of its interest in the corresponding investee. Accordingly, the investment for each entity and the related obligation are presented net on the Company’s Consolidated Balance Sheets. Other long-term liabilities—other included $41 million at December 31, 2018, and $46 million at December 31, 2017, and other assets included $4 million at December 31, 2018 and $4 million at December 31, 2017, related to these investments.
Interest on the notes issued by Anadarko is variable, and is equivalent to LIBOR plus a spread that fluctuates with Anadarko’s credit rating. The applicable interest rate was 3.79% at December 31, 2018, and 2.59% at December 31, 2017. The note payable agreement contains a quarterly covenant that provides for a maximum Anadarko debt-to-capital ratio of 67% (excluding the effect of non-cash write-downs). Anadarko was in compliance with this covenant at December 31, 2018. Other (income) expense, net includes interest expense on the notes payable of $91 million in 2018, $64 million in 2017, and $49 million in 2016, and equity (earnings) losses from Anadarko’s investments in the investee entities of$(87) million in 2018, $(56) million in 2017, and $(33) million in 2016.